*040101*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of Ross Miller, Secretary of State, State of Nevada

Document Number: 20120424908-22
Filing Date and Time: 06/18/2012 1:57 PM
Entity Number: E0327712012-7

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

**1. Name of Corporation:** NATFRESH BEVERAGES CORP.

**2. Registered Agent for Service of Process:** (check only one box)

[X] Commercial Registered Agent: INCSMART.BIZ, INC.
Name

[ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

**3. Authorized Stock:** (number of shares corporation is authorized to issue)

Number of shares *with par value:* 1000000000 | Par value per share: $ 0.001 | Number of shares *without par value:* 0

**4. Names and Addresses of the Board of Directors/Trustees:** (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) YI LUNG LIN -SEE ATTACHED
Name
175-1, 4TH FLOOR-1, NAN H | TAICHUNG CITY, TAIW | State | 402
Street Address | City | State | Zip Code

2) Name
Street Address | City | State | Zip Code

**5. Purpose:** (optional; see instructions)

*The purpose of the corporation shall be:*

**6. Name, Address and Signature of Incorporator:** (attach additional page if more than one incorporator)

YI LUNG LIN -SEE ATTACHED
Name

X YI LUNG LIN
Incorporator Signature

175-1, 4TH FLOOR-1, NAN H | TAICHUNG CITY, TAIW | State | 402
Address | City | State | Zip Code

**7. Certificate of Acceptance of Appointment of Registered Agent:**

*I hereby accept appointment as Registered Agent for the above named Entity.*

X INCSMART.BIZ, INC.
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

6/18/2012
Date

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State NRS 78 Articles
Revised: 4-10-09

# Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

***CONTINUED***

***Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators***

| | |
|---|---|
| ENTITY NAME: | **NATFRESH BEVERAGES CORP.** |

| | |
|---|---|
| FOREIGN NAME TRANSLATION: | **Not Applicable** |

| | |
|---|---|
| PURPOSE: | **Not Applicable** |

| | |
|---|---|
| REGISTERED AGENT NAME: | **INCSMART.BIZ, INC.** |
| STREET ADDRESS: | **Not Applicable** |
| MAILING ADDRESS: | **Not Applicable** |

| ADDITIONAL | Directors/Trustees |
|---|---|
| Name: YI LUNG LIN | |
| Address: 175-1, 4TH FLOOR-1, NAN HER ROAD STH DISTRICT | |
| City: TAICHUNG CITY, TAIWAN | |
| State: | |
| Zip Code: 402 | |

| ADDITIONAL | Incorporators |
|---|---|
| Name: YI LUNG LIN | |
| Address: 175-1, 4TH FLOOR-1, NAN HER ROAD, SOUTH DISTRICT | |
| City: TAICHUNG CITY, TAIWAN | |
| State: | |
| Zip Code: 402 | |

PAGE 2

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that

NATFRESH BEVERAGES CORP., did on June 18, 2012, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

Certified By: Electronic Filing

Certificate Number: C20120618-2164

You may verify this certificate

online at http://www.nvsos.gov/

IN WITNESS WHEREOF, I have hereunto set my

hand and affixed the Great Seal of State, at my

office on June 18, 2012.

ROSS MILLER

Secretary of State